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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2013

EnergySolutions, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33830	51-0653027
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

423 West 300 South Suite 200 Salt Lake City, Utah		84101
(Address of Principal Executive Offices)		(Zip Code)

(801) 649-2000
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

        On January 7, 2013, EnergySolutions, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Rockwell Holdco, Inc., a Delaware corporation ("Parent"), and Rockwell Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"). Parent and Merger Sub are affiliates of Energy Capital Partners, a leading private equity firm focused on investing in North America's energy infrastructure.

  The Merger

        Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the "Merger") and the Company will become a wholly-owned subsidiary of Parent. The Merger will only be able to be consummated after the stockholders of the Company have adopted the Merger Agreement at a meeting of stockholders. In the Merger, each outstanding share of the Company's common stock (the "Company Common Stock"), other than shares of Company Common Stock held in the treasury of the Company or owned by Parent, any affiliates of Parent, Merger Sub, a subsidiary of the Company or by stockholders who have validly exercised their appraisal rights under Delaware law, will be converted into the right to receive cash in an amount equal to $3.75, without interest and subject to any required withholding of taxes.

  Closing Conditions

        The obligation of Parent and Merger Sub to consummate the Merger is subject to the satisfaction or waiver of a number of conditions set forth in the Merger Agreement, including (i) the adoption of the Merger Agreement and approval of the transactions contemplated thereby by stockholders of the Company owning at least a majority of outstanding shares of Company Common Stock, (ii) the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) a notification from the Committee on Foreign Investment in the United States ("CFIUS") that it has determined not to investigate the transactions contemplated in the Merger Agreement, but only if the Company and Parent have elected to make a filing to CFIUS, (iv) the absence of any law or order preventing the consummation of the Merger, (v) the obtaining of certain regulatory approvals, including approval from the United States Nuclear Regulatory Commission ("NRC") and consent from the United Kingdom Nuclear Decommissioning Authority ("NDA"), (vi) subject to certain exceptions, the accuracy of the Company's representations and warranties, (vii) the Company's compliance in all material respect with its obligations under the Merger Agreement and (viii) the absence of a material adverse effect on the Company. In addition, the Merger Agreement provides that if the Marketing Period (discussed below) has not ended at the time the Company wishes to close the Merger, then the closing of the Merger will occur on the earlier of three business days after the end of the Marketing Period or on a date specified by Parent on at least three business days' written notice to the Company.

        The obligation of the Company to consummate the Merger is subject to the satisfaction or waiver of a number of conditions set forth in the Merger Agreement, including the requirement that (i) Parent's and Merger Sub's representations and warranties are accurate subject to certain exceptions and (ii) Parent and Merger Sub have complied in all material respects with their obligations under the Merger Agreement.

        The Merger Agreement further provides that none of the parties will be obligated to consummate the Merger until eleven business days following the receipt of all necessary approvals.

  Marketing Period

        "Marketing Period" is defined in the Merger Agreement to be the first 20 consecutive days, commencing after January 7, 2013, throughout and on the last day of which (a) the Company shall have provided certain required financial information, (b) each of the mutual conditions precedent to the closing of the Merger have been satisfied, with the exception of the condition that there be an absence of any law or order preventing the consummation of the Merger and (c) nothing has occurred and no condition exists that would cause any of the conditions to Parent's obligations to close the Merger to fail to be satisfied.

  Representations and Warranties; Covenants

        The Company has made representations and warranties to Parent and Merger Sub in the Merger Agreement. The Company has also agreed to covenants, including, among other things, covenants (i) to conduct its business in the ordinary course during the interim period between the execution of the Merger Agreement and the closing of the Merger, and (ii) to cause a meeting of the Company's stockholders to be held to consider the adoption of the Merger Agreement.

        Each of Parent and Merger Sub has made representations and warranties to the Company in the Merger Agreement. In addition, the Merger Agreement contains covenants of Parent and Merger Sub, including, among other things, a covenant to use their reasonable best efforts to obtain the proceeds of the financing required to consummate the transactions.

  Go-Shop Period

        The Company is permitted to solicit inquiries or engage in discussions with third parties relating to "acquisition proposals" for a 30-day "go-shop" period after signing of the Merger Agreement and, with certain parties who make written acquisition proposals during the "go-shop" period (the "Exempted Persons"), until the 10th day thereafter (the "Cut-Off Date"). After such period, the Company may not solicit or initiate discussions with third parties regarding other proposals to acquire the Company and has agreed to certain restrictions on its ability to respond to such proposals, subject to the fulfillment of certain fiduciary duties of the Company's board of directors. The Company must give Parent five business days' notice (whether during or after the "go-shop" period) before the Company is permitted to change its recommendation or terminate the Merger Agreement to accept a superior proposal.

  Termination; Termination Fees and Parent Expenses

        The Merger Agreement contains certain termination rights for both the Company and Parent, including, among others, if the Merger is not consummated on or before the nine-month anniversary of the date of the Merger Agreement, which may be extended by Parent for an additional three months if all other conditions to the consummation of the Merger have been satisfied with the exception of conditions relating to consents from the NRC and the NDA with respect to the Merger. Upon termination of the Merger Agreement under specified circumstances, including a termination by the Company to enter into an agreement for an alternative transaction pursuant to a "superior proposal", the Company has agreed to pay Parent a termination fee of $13,600,000. The Merger Agreement requires the Company to pay a reduced termination fee of $9,100,000 if the Company terminates the Merger Agreement to enter into an agreement with respect to a "superior proposal" with an Exempted Person prior to the Cut-Off Date. In addition, under certain circumstances and subject to limitations, the Company will be required to reimburse Parent's expenses.

  Parent Termination Fee

        The Merger Agreement also provides that Parent will be required to pay the Company a reverse termination fee of $27,200,000 if the Company terminates the Merger Agreement under certain circumstances, including if (i) Parent or Merger Sub breach any of their representations or warranties or obligations under the Merger Agreement such that the conditions to closing relating to each would not be satisfied or (ii) Parent fails to consummate the Merger within two business days following the date the closing of the Merger should have occurred if all conditions to the obligations of Parent and Merger Sub to close have been satisfied.

        If either party terminates the Merger Agreement because the other party has committed an Intentional Breach (as defined in the Merger Agreement) and all of the mutual conditions to closing of the Merger Agreement and the conditions to closing of the party that is terminating the Merger Agreement have been satisfied, then the party that is terminating the Merger Agreement may seek payment of actual damages incurred from the party who committed the Intentional Breach in an amount not to exceed $75,000,000.

  Specific Performance

        Both the Company and Parent will be entitled to seek specific performance of the Merger Agreement, subject to certain requirements and limitations.

        The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

        The Merger Agreement has been included to provide investors and security holders with information regarding the terms of the Merger. It is not intended to provide any other factual information about the Company. The representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent or Merger Sub or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company's public disclosures.

  Notice to Investors

        In connection with the proposed acquisition, EnergySolutions intends to file relevant materials with the SEC, including a proxy statement. Investors and security holders of EnergySolutions are urged to read these documents (if and when they become available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about EnergySolutions, the proposed Merger and the parties to the proposed transaction. Investors and security holders may obtain these documents (and any other documents filed by EnergySolutions and Energy Capital Partners with the SEC) free of charge at the SEC's website at http://www.sec.gov. In addition, the documents filed with the SEC by EnergySolutions may be obtained free of charge by directing such request to: EnergySolutions Investor Relations at 1-801-649-2000 or from the investor relations website portion of EnergySolutions' website at http://www.ir.energysolutions.com. Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger.

        EnergySolutions and its directors and executive officers may be deemed to be participants in the solicitation of proxies from EnergySolutions' stockholders in respect of the proposed acquisition. Information regarding EnergySolutions' directors and executive officers is contained in EnergySolutions' Annual Report on Form 10-K for the year ended December 31, 2011, its proxy statement for its 2012 Annual Meeting of Stockholders, dated May 23, 2012, and subsequent filings which EnergySolutions has made with the SEC. Stockholders may obtain additional information about the directors and executive officers of EnergySolutions and their respective interests with respect to the proposed acquisition by security holdings or otherwise, which may be different than those of EnergySolutions' stockholders generally, by reading the definitive proxy statement and other relevant documents regarding the proposed acquisition, when filed with the SEC. Each of these documents is, or will be, available as described above.

Statement on Cautionary Factors

        This communication, and all statements made regarding the subject matter of this communication, contain statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on the current expectations and beliefs of EnergySolutions and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. Any statements that are not statements of historical fact (such as statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should be considered forward-looking statements. Among others, the following risks, uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the proposed acquisition may not be consummated in a timely manner, if at all; (ii) the risk that the definitive merger agreement may be terminated in circumstances that require EnergySolutions to pay Energy Capital Partners a termination fee of up to $13,600,000, including the inability to complete the merger due to the failure to obtain stockholder approval for the merger or the failure to satisfy other conditions to completion of the merger;(iii) risks related to the diversion of management's attention from EnergySolutions' ongoing business operations; (iv) risks regarding the failure of Energy Capital Partners to obtain the necessary financing to complete the merger; (v) the effect of the announcement of the acquisition on EnergySolutions' business relationships (including, without limitation, partners and customers), operating results and business generally as well as the potential difficulties in employee retention as a result of the merger; (vi) risks related to obtaining the requisite consents to the acquisition, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval; (vii) risks related to the outcome of any legal proceedings that have been, or will be, instituted against the Company related to the merger agreement; and (viii) risks related to the effects of local and national economic, credit and capital market conditions on the economy in general. Additional risk factors that may affect future results are contained in EnergySolutions' filings with the Securities and Exchange Commission, which are available at the SEC's website http://www.sec.gov. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by EnergySolutions. EnergySolutions expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change of expectations with regard thereto or to reflect any change in events, conditions or circumstances.

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits

Exhibit No.	Exhibit
2.1	Agreement and Plan of Merger, dated as of January 7, 2013, by and among EnergySolutions, Inc., Rockwell Holdco, Inc., and Rockwell Acquisition Corp.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGYSOLUTIONS, INC.
Dated: January 7, 2013	By:	/s/ RUSS WORKMAN Name: Russ Workman Title: General Counsel

 Exhibit Index

Exhibit No.	Exhibit
2.1	Agreement and Plan of Merger, dated as of January 7, 2013, by and among EnergySolutions, Inc., Rockwell Holdco, Inc., and Rockwell Acquisition Corp.

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  Item 1.01. Entry into a Material Definitive Agreement.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Exhibit Index